UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 13, 2007

                                Plush Mall, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                    (State and jurisdiction of incorporation)

                                    000-52645
                            (Commission File Number)

                                   20 4119257
                        (IRS Employer Identification No.)

                        2764 Lake Sahara Drive, Suite 111
                             Las Vegas, Nevada 89117
              (Address of principal executive offices and Zip Code)

                                  702 938 3656
             Registrant's telephone number, including the area code


[ ] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under
          Exchange Act (17 CFR 240. 14d-2(b) )

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240. 13e-4(c) )

Item 8.01 Other Events.


Effective September 13, 2007, the board of directors of Plush Mall, Inc., appointed Mr. John Risinger to the Board of Directors.

As Director of Operations Mr. Risinger brings a vast cross section of experience which will support the Board, the Company's objectives and strategies.

Mr. Risinger is highly experienced in Executive Management roles. He has been responsible for effective human resources management, occupational health and safety policies and standards. He is accomplished in implementing business plans, strategic direction marketing and corporate image.

Mr. Risinger also has a wide range of expertise in mining ranging from strategic management, process engineering, safety and technical reviews, due diligence, feasibility studies, training and auditing.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Plush Mall, Inc.
                                            (Registrant)

Date: September 14, 2007                    By: /s/ Lorne Reicher
                                                -----------------

                                                Name: Lorne Reicher
                                                Title: President.





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